VANGUARD
CONVERTIBLE
SECURITIES FUND

[PHOTO]

Annual
Report
November 30, 1998

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

This year, our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto--"Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2.

- The 70th anniversary, on December 28, of the incorporation of Vanguard Wellington Fund. It was the nation's first balanced mutual fund, and is one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                    [PHOTO]

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                        1

                                 THE MARKETS IN
                                   PERSPECTIVE
                                        6

                                   REPORT FROM
                                   THE ADVISER
                                        8

                                  FUND PROFILE
                                       10

                               PERFORMANCE SUMMARY
                                       13

                              FINANCIAL STATEMENTS
                                       14

                                    REPORT OF
                             INDEPENDENT ACCOUNTANTS
                                       22

                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]             [PHOTO]
John J. Brennan     John C.  Bogle
Chairman & Ceo      Senior Chairman

Vanguard Convertible Securities Fund had a negative return of -2.2% during the fiscal year ended November 30, 1998. Although large-capitalization stocks enjoyed big gains during the year, it was a difficult period for the mid-cap and small-cap stocks into which most of our holdings are convertible.

       The table below presents the fund's total return (capital change plus reinvested dividends) along with those of the average convertible securities fund and the Credit Suisse First Boston Convertible Securities Index. As you can see, we trailed the modest positive returns earned by our comparative standards. For the record, we also present the returns of the Standard & Poor's 500 Composite Stock Price Index, a widely used benchmark for stocks, and of the Lehman Brothers Aggregate Bond Index, a proxy for the overall bond market.

-----------------------------------------------------------
                                            TOTAL RETURNS
                                          FISCAL YEAR ENDED
                                          NOVEMBER 30, 1998
-----------------------------------------------------------
Vanguard Convertible Securities Fund            - 2.2%
-----------------------------------------------------------
Average Convertible Securities Fund             + 1.9%
-----------------------------------------------------------
CS First Boston Convertibles Index              + 1.4%
-----------------------------------------------------------
S&P 500 Index                                   +23.7%
Lehman Aggregate Bond Index                     + 9.5%
-----------------------------------------------------------

Our total return was based on a decline in net asset value from $13.01 per share on November 30, 1997, to $11.10 per share on November 30, 1998, adjusted for dividends totaling $0.54 per share from net investment income and distributions made in December 1997 totaling $1.12 per share from net realized capital gains. At fiscal year-end, the fund's dividend yield was 4.23%.

FINANCIAL MARKETS IN REVIEW

The U.S. economy expanded at a robust pace during the fiscal year, despite serious financial troubles that beset Asia, Russia, and Latin America. The domestic economy's growth was fueled primarily by big increases in consumer spending encouraged by low unemployment (4.4% as the fiscal year ended) and strong wage growth (about 4%, well in excess of the 1.5% inflation rate).

       The same optimistic spirit that sent consumers flocking to automobile showrooms and shopping malls pervaded the nation's financial markets. Stock prices rose strongly through the first half of the fiscal year, even though corporate earnings slid a bit from the previous year's levels. By July 17, the S&P 500 Index was up 25% from where it began the fiscal year. However, stock prices fell sharply in the ensuing six weeks, with the S&P 500 enduring a -19.2% decline that culminated in a -6.8% drop on August 31. Importantly, smaller stocks, whose prices had peaked back in April, fared worse: The Russell 2000 Index of small-capitalization stocks was down nearly -40% before it began to bounce back.

       The market's rebound began in September, and stock prices rose sharply during the final quarter of the fiscal year. By fiscal year-end, the S&P 500 Index was back in near-record territory. However, the +23.7% annual return of the large-cap-dominated

S&P 500 was far from indicative of the rest of the market. Stocks outside the S&P 500, as represented by the Wilshire 4500 Equity Index, returned just +2.6% for the fiscal year. The small-cap Russell 2000 Index declined -6.6%.

       Interest rates fell during the fiscal year, with the yield of the 30-year U.S. Treasury bond declining on balance by about 1 percentage point to end the year at 5.06%. Bond prices--particularly for Treasury issues--benefited from buying by investors who sought a haven from the volatility in U.S. stocks and in overseas securities and currency markets. Concerns about the impact of the international economic situation on both the world's markets and the U.S. economy were cited by the Federal Reserve Board as a factor in its decision to cut short-term interest rates. The Fed shaved rates by one-quarter of a percentage point on three occasions: September 29, October 15, and November 17. The Lehman Aggregate Bond Index, a benchmark for the overall bond market, achieved a +9.5% return during the fiscal year.

FISCAL 1998 PERFORMANCE OVERVIEW

After gaining +7.9% during the first half of the fiscal year, Vanguard Convertible Securities Fund posted a -9.3% decline during the second half, ending fiscal 1998 with a -2.2% return. Our performance was 4.1 percentage points behind the +1.9% return of the average convertible securities fund and
3.6 percentage points lower than the +1.4% recorded by our benchmark index.

       Three factors accounted for our shortfall versus our average peer. First, our competitors owned a higher percentage of convertible preferred stocks (as distinct from convertible bonds), whose prices benefited from strong demand during the fiscal year. Second, the average convertible fund invested roughly 12% of its assets in common stocks, while your fund held almost exclusively convertible securities. Finally, our competitors tended to hold more cash--roughly 9% of net assets versus our 2% commitment--providing them a small cushion against declines in the prices of convertible issues during the second half of the year.

       We lagged the CS First Boston Convertibles Index chiefly because convertible securities of large-cap companies make up a bigger part of the index than of our fund. As mentioned earlier, large-cap stocks dominated their small-cap brethren to a remarkable extent during the fiscal year, a disparity that influenced the relative performance of the securities convertible into those stocks. Although large-cap issues have dominated the stock market's performance in recent years, we believe that smaller stocks will--as they have in the past--also enjoy periods when they are the market's leaders.

LONG-TERM PERFORMANCE OVERVIEW

The table below presents the average annual returns earned during the last decade by the Convertible Securities Fund, our average peer, and the unmanaged index. It also shows the value of hypothetical $10,000 investments made ten years ago in the fund and our benchmarks, assuming the reinvestment of income and capital gains distributions. During this period, our fund's

--------------------------------------------------------------------------------
                                                      TOTAL RETURNS
                                            10 YEARS ENDED NOVEMBER 30, 1998
                                         ---------------------------------------
                                           AVERAGE             FINAL VALUE OF
                                           ANNUAL                 A $10,000
                                            RATE             INITIAL INVESTMENT
--------------------------------------------------------------------------------
Vanguard Convertible Securities Fund       +10.9%                 $28,093
--------------------------------------------------------------------------------
Average Convertible Securities Fund        +11.0%                 $28,519
--------------------------------------------------------------------------------
CS First Boston Convertibles Index         +11.9%                 $30,865
--------------------------------------------------------------------------------

return trailed that of its average peer by a tiny margin (0.1 percentage point), and neither result matched the return of the index. A $10,000 investment in Vanguard Convertible Securities Fund would have grown over the decade to $28,093, or $426 less than the $28,519 that would have accumulated in the average convertible fund. We lagged the index by a full percentage point annually, or by $2,772 on a $10,000 investment.

       We are disappointed that our long-term performance has fallen short--however modestly--of our comparative benchmarks. We certainly aim to do better. That said, we note that Oaktree Capital Management has concluded just its second full fiscal year as the fund's investment adviser. We believe Oaktree's investment approach is sound and will prove fruitful over the long term. In our effort to outperform our peers, we have the advantage of a low expense ratio. Our operating costs amounted to 0.73% of average net assets during fiscal 1998, less than half the 1.58% expense ratio charged by the average convertible securities fund. Of course, any operating cost at all puts a real-world investment portfolio at a disadvantage versus the index, which as a theoretical construct incurs no management or administrative costs.

       We note that the past decade was an unusually favorable period for financial assets, including convertible securities. The average annual return of +18.7% from stocks during the past decade was 70% above the long-term average return of about +11% a year. Also, bond prices have risen considerably over the past decade, reflecting the general decline in interest rates. We would not count on a repeat of the golden decade just concluded. That said, with the annual inflation rate running at less than 2%, it does not take extraordinary gains to produce satisfactory real (inflation-adjusted) returns.

IN SUMMARY

Turbulence such as that experienced by investors during fiscal 1998 is rarely pleasant. But it goes with the territory--fluctuations in returns are the risk that investors must endure to reap the long-term rewards of financial assets.

       We believe that a sensible way to manage the risks and rewards of investing is to match up your goals, investment time horizon, personal situation, and tolerance for risk with the appropriate mix of stocks, bonds, and reserves. Convertible securities, which exhibit characteristics of both bonds and common stocks, can be a sensible ingredient in such a balanced mix of assets. In any event, once you have such a program in place, you should be prepared to "stay the course" through the inevitable ups and downs that the markets will throw your way.

/s/ JOHN C. BOGLE                                        /s/ JOHN J. BRENNAN
John C. Bogle                                            John J. Brennan
Senior Chairman                                          Chairman and
                                                         Chief Executive Officer

December 14, 1998

NOTICE TO SHAREHOLDERS

At a special meeting on June 30, 1998, shareholders of Vanguard Convertible Securities Fund overwhelmingly approved five proposals. The proposals and voting results were:

1. REORGANIZATION INTO A DELAWARE BUSINESS TRUST. Based on the fund's assets at the time of the vote, this change will reduce the amount of state taxes the fund pays annually by approximately $14,700. Approved by 97.18% of the shares voted, as follows:

     ---------------------------------------------------------------
          FOR                    AGAINST                   ABSTAIN
     ---------------------------------------------------------------
       9,992,929                 117,139                   172,524
     ---------------------------------------------------------------


2a. INVESTMENT LIMITATION CHANGES--INTERFUND LENDING PROGRAM. This change permits the Convertible Securities Fund to participate in Vanguard's interfund lending program, which allows funds to loan money to each other if--and only if--it makes good financial sense to do so on both sides of the transaction. The interfund lending program won't be an integral part of the fund's investment program; it is a contingency arrangement for managing unusual cash flows. Approved by 93.51% of the shares voted, as follows:

     ---------------------------------------------------------------
          FOR                    AGAINST                   ABSTAIN
     ---------------------------------------------------------------
       9,615,537                 439,991                  227,064
     ---------------------------------------------------------------


2b. INVESTMENT LIMITATION CHANGES--BORROWING MONEY AND PLEDGING ASSETS. This change sets standard limits of 15% of net assets on the amount of money Vanguard funds can borrow from all sources and on the amount of assets that can be pledged to secure any loans. Approved by 91.90% of the shares voted, as follows:

     ---------------------------------------------------------------
          FOR                    AGAINST                   ABSTAIN
     ---------------------------------------------------------------
       9,449,463                 520,045                  313,084
     ---------------------------------------------------------------


2c. INVESTMENT LIMITATION CHANGES--INVESTMENTS IN SECURITIES OWNED BY AFFILIATES. This change eliminates the fund's policy of avoiding investments in securities that are owned in certain amounts by Trustees, officers, and key advisory personnel. This policy was well-intentioned but wrongly focused and unnecessary in light of the fund's Code of Ethics and other regulatory protections against conflicts of interest on the part of fund management. Approved by 91.44% of the shares voted, as follows:

     ---------------------------------------------------------------
          FOR                    AGAINST                   ABSTAIN
     ---------------------------------------------------------------
       9,402,874                 540,050                  339,668
     ---------------------------------------------------------------

2d. INVESTMENT LIMITATION CHANGES--INVESTMENTS IN UNSEASONED COMPANIES. This change eliminates the fund's policy of not investing more than 5% of net assets in securities issued by companies that have fewer than three years of operating history, taking into account any predecessors. The policy was unduly restrictive. Approved by 89.55% of the shares voted, as follows:

     ---------------------------------------------------------------
          FOR                    AGAINST                   ABSTAIN
     ---------------------------------------------------------------
       9,207,826                 698,850                   375,916
     ---------------------------------------------------------------

THE MARKETS IN PERSPECTIVE
YEAR ENDED NOVEMBER 30, 1998

[PHOTO]

U.S. financial markets produced solid overall gains during the fiscal year ended November 30. The S&P 500 Index gained 23.7% for the 12-month period, overcoming a sharp summer setback. Bond prices rose as interest rates declined. Returns from overseas stock markets varied widely, with big gains in Europe and losses in most other markets.

U.S. STOCK MARKETS

The stock market's gains during the fiscal year were concentrated in large-capitalization growth stocks. Within the S&P 500 Index, the growth stocks rose 33.7%, while the value stocks were up 13.2%. The market's overall bias toward large-caps showed starkly in the contrast between the S&P 500 and other indexes. While the S&P 500 was rising 23.7%, the rest of the market returned a paltry 2.6%, as measured by the Wilshire 4500 Equity Index. Small-cap stocks, as represented by the Russell 2000 Index, did even worse--a negative return of 6.6%.

       The market's ascent was not without incident, even for large-cap stocks. After rising strongly to a record high on July 17, the S&P 500 fell by 19.2% during the following six weeks, just shy of the 20% mark generally considered the boundary distinguishing a bear market from a mere "correction." Declines were certifiably bearish for smaller stocks, however.

       The July-August tumble in stock prices reflected a number of factors that collectively raised the anxiety level for many investors. Among these were deteriorating corporate earnings reports and forecasts, Russia's default on its debts, and a continuance of economic weakness in Asia. The persistence of Asia's economic troubles--which first surfaced in mid-1997--began to slow the economic expansions in the United States and Europe.


-----------------------------------------------------------------------------
                                                AVERAGE ANNUALIZED RETURNS
                                             PERIODS ENDED NOVEMBER 30, 1998
                                            ---------------------------------
                                             1 YEAR      3 YEARS      5 YEARS
-----------------------------------------------------------------------------
STOCKS
   S&P 500 Index                              23.7%        26.7%        23.0%
   Russell 2000 Index                         -6.6         10.3         11.3
   MSCI EAFE Index                            16.8          9.3         10.2
-----------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index                 9.5%         7.7%         7.3%
   Lehman 10 Year Municipal Bond Index         8.1          6.9          6.8
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                 5.1          5.2          5.1
-----------------------------------------------------------------------------
OTHER
   Consumer Price Index                        1.5%         2.2%         2.4%
-----------------------------------------------------------------------------

       The rebound in stocks late in the fiscal year occurred even though several sources of uncertainty remained, including doubts about global economic growth and reductions in securities analysts' forecasts of future corporate earnings. Stock prices got considerable help from the decline in interest rates. (Low inflation and low interest rates help stock prices by raising the estimated value of future dividends and earnings.)

       Three forces clearly shaped the performance of industry sectors. They could be summarized as faith (the buoyant confidence of consumers), fear (related to the effects of economic troubles abroad), and fortresses (companies somewhat protected from competition).

       In contrast to the cautious stance of investors during fiscal 1998, U.S. consumers threw caution to the wind. Feeling flush because of plentiful jobs (the nation's unemployment rate was 4.4% at fiscal year-end) and rising wages, consumers spent a record proportion of their income. Not surprisingly, then, two big gainers among sectors of the S&P 500 Index were consumer discretionary firms, such as retailers (+26%) and consumer staples (+22%).

       Fear was a factor in the lagging returns in industry groups considered to be vulnerable to slowing global growth, falling commodity prices, and tougher price competition from foreign suppliers. Among these--all traditional value sectors--were firms in the "other energy" category (-37%); chemical and other materials & processing firms (essentially a zero return); and makers of producer durables such as airplanes and machinery (+2%). Conversely, utilities did well (+35%) in part because they are seen as relatively insulated from foreign competition or economic woes. Fortresses are companies perceived as relatively safe from competitors because of patented products or brands. Such companies led the year's best-performing sectors: technology (+49%) and health care (+43%).

U.S. BOND MARKETS

Interest rates declined during the fiscal year, especially for U.S. Treasury securities, which benefited from heightened aversion to risk among investors and from a slight decrease in supply, thanks to a $70 billion federal budget surplus. The Federal Reserve Board had the flexibility to cut short-term rates in three quarter-point steps in the autumn because inflation was remarkably tame--consumer prices rose just 1.5% for our fiscal year.

       In this bond-friendly environment, yields on long-term Treasury issues fell by roughly 100 basis points (1 percentage point), with the 30-year Treasury bond ending the fiscal year at 5.06%. Lower rates mean higher prices for bonds, and the Lehman Brothers Long U.S. Treasury Bond Index earned a total return of 15.7%, an astounding margin of some 14 percentage points over the inflation rate.

       Reflecting investors' flight to quality and worries about slowing economic growth, prices fell for high-yield "junk" bonds. Even high-quality corporate bonds and mortgage-backed securities did not rise in price as far as Treasury securities. Mortgage bonds tend to lag Treasuries during periods when falling rates lead to greater refinancing activity by homeowners, resulting in unwanted prepayments of principal. The Lehman Aggregate Bond Index, which comprises high-quality corporate and mortgage-backed bonds as well as Treasuries, and has an intermediate-term average maturity, earned 9.5%.

       Yields on long-term municipal bonds declined only modestly during the fiscal year, and by November 30 were only slightly lower than yields on comparable Treasury securities. This was striking because the interest on municipals is exempt from federal income tax.

INTERNATIONAL STOCK MARKETS

Europe's stock markets outdistanced even the S&P 500 Index, but Asian and Latin American markets were generally down during the fiscal year. As a group, European stocks earned 27.8% in U.S.-dollar terms. Europe's bull market was fueled by continuing economic growth, lower interest rates, increased corporate merger activity, and optimism about the effects of the euro, a common currency due to be adopted in 1999 by 11 nations.

       Japan's stock market continued to suffer from the effects of a severe recession and a shaky banking system. Stocks in Tokyo fell 4.5% in U.S.-dollar terms. Elsewhere in Asia, returns were mixed, ranging from a rebound of 21% in South Korea, through Australia's 11% gain, to big losses in Indonesia (-52%), Malaysia (-42%), New Zealand (-25%), and Singapore (-18%). Losses were steep throughout Latin America, including Mexico (-32%), Venezuela (-59%), Brazil (-20%), and Chile (-22%).

                                                                         [PHOTO]
REPORT FROM THE ADVISER

The investment environment during Vanguard Convertible Securities Fund's fiscal year ended November 30, 1998, was one of extremes--extreme optimism early in the year and extreme pessimism late in the period. Both the convertible securities market and the fund were affected by these trends, as well as by several other cross currents.

       The most important of these trends was the extremely wide gap in performance between small-capitalization stocks and large-cap stocks. The return of the S&P 500 Index was 23.7%, more than 30 percentage points ahead of the -6.6% return of the small-cap Russell 2000 Index. This large-cap/small-cap dichotomy was the chief reason that your fund's return of -2.2% trailed the 1.4% return of its unmanaged benchmark, the Credit Suisse First Boston Convertible Securities Index. The index is capitalization-weighted, so its performance is affected heavily by convertible securities issued by large-cap companies. Our holdings, on the other hand, include a number of issues from mid- and small-cap firms. Therefore, the market's remarkable bias toward large-cap stocks worked against us.

       Unfortunately, many of these top-weighted convertible holdings are also pure equity substitutes--convertibles selling at prices above 150% of par with very negative yields to maturity--and thus they clearly lack the downside protection on which we insist. Examples are issues from America Online (whose common stock price was up 367% for the fiscal year), EMC (up 139%), Home Depot (up 78%), and Tyco International (up 68%). Given the stock market's strong preference for large-cap, domestically- oriented stocks, these equities and their convertibles performed extremely well and gave our benchmark index a big performance edge over convertible managers--like us--who will not own equity substitutes.

       The second factor that influenced our relative results was, ironically, our discipline of selling highly appreciated holdings--which meant that we shed the big-cap convertibles that went on to post the best performances. As usual, we reinvested the proceeds in issues that were cheap on a statistical basis. In 1998, these relatively cheap securities happened to come from small- and mid-cap companies. Thus, our selling discipline, which has proven itself over the long haul, actually hurt our relative performance in 1998's highly unusual market environment. In short, we are buyers of cheap issues, and during fiscal 1998 the rich issues got richer while the cheap got cheaper.

       Overall, our principal strategy remains what it has been: to take profits on highly appreciated issues and reinvest the proceeds in securities that provide our desired balance between equity appreciation potential and the strong fixed-income properties that can act as a cushion in stock-market downturns.

       The fund remains well diversified with more than 80 issues representing a wide variety of industrial groups. Convertible bonds with intermediate-term maturities are still our primary focus. We will continue to restrict our holdings to convertible securities that deliver an attractive balance between upside potential and downside protection.

Oaktree Capital Management LLC

December 4, 1998

INVESTMENT PHILOSOPHY

The adviser believes that a reasonable level of current income and long-term growth in capital can be achieved by investing in a broadly diversified group of convertible securities that provide attractive combinations of current income and potential for price appreciation from their convertibility into common stock.

FUND PROFILE

CONVERTIBLE SECURITIES FUND

This Profile provides a snapshot of the fund's characteristics as of November 30, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 11 and 12.

FINANCIAL ATTRIBUTES
---------------------------------------------------------
Number of Issues                                       85
Yield                                                4.2%
Conversion Premium                                  31.1%
Average Weighted Maturity                       5.4 years
Average Coupon                                       3.9%
Average Quality                                        Ba
Average Duration                                4.3 years
Foreign Holdings                                      12%
Turnover Rate                                        186%
Expense Ratio                                       0.73%
Cash Reserves                                        1.7%


DISTRIBUTION BY CREDIT QUALITY (% OF BONDS)
-------------------------------------------------------
Aaa/AAA                                            0.0%
Aa/AA                                              0.0
A/A                                                5.8
Baa/BBB                                           14.1
Ba/BB                                             18.9
B/B                                               30.2
Less than B/B                                      1.5
Not Rated                                         29.5
-------------------------------------------------------
Total                                            100.0%


VOLATILITY MEASURES
                               CONVERTIBLE
                                SECURITIES         S&P 500
----------------------------------------------------------
R-Squared                             0.68            1.00
Beta                                  0.64            1.00


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-------------------------------------------------------
Comverse Tech, Inc.                                3.0%
Jacor Communications, Inc.                         2.9
Network Associates Inc.                            2.9
Office Depot Inc.                                  2.7
Union Pacific Capital Trust                        2.4
WMX Technologies Inc.                              2.3
Tower Automotive Inc.                              2.3
Omnicare, Inc.                                     2.2
Metamor Worldwide, Inc.                            2.2
Suiza Capital Trust II                             2.1
-------------------------------------------------------
Top Ten                                           25.0%


DISTRIBUTION BY MATURITY (% OF BONDS)
-------------------------------------------------------
Under 1 Year                                       0.0%
1-5 Years                                         43.0
5-10 Years                                        55.0
10-20 Years                                        2.0
20-30 Years                                        0.0
Over 30 Years                                      0.0
-------------------------------------------------------
Total                                            100.0%

SECTOR DIVERSIFICATION (% OF PORTFOLIO)
--------------------------------------------------------------------------------
                                 NOVEMBER 30, 1997           NOVEMBER 30, 1998
                              --------------------------------------------------
                              CONVERTIBLE SECURITIES      CONVERTIBLE SECURITIES
                              --------------------------------------------------
Auto & Transportation.......          4.7%                       10.6%
Consumer Discretionary......         31.3                        19.3
Consumer Staples............          4.3                         3.7
Financial Services..........          4.6                         7.2
Health Care.................         12.7                        14.0
Integrated Oils.............          0.0                         1.5
Other Energy................          9.1                         2.0
Materials & Processing......          0.4                         2.6
Producer Durables...........         12.5                         7.5
Technology..................          9.1                        22.3
Utilities...................         11.3                         7.7
Other.......................          0.0                         1.6
--------------------------------------------------------------------------------


















AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.

AVERAGE WEIGHTED MATURITY. The average length of time until securities held by a fund reach maturity (or are called) and are repaid. In general, the longer the average weighted maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities.

CONVERSION PREMIUM. The average percentage by which the weighted average market price of the convertible securities held by a fund exceeds the weighted average market price of their underlying common stocks. For example, if a stock is trading at $25 per share and a bond convertible into the stock is trading at a price equivalent to $30 per share of stock, the conversion premium is 20% ($5 / $25 = 20%).

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by securities of companies based outside the United States.

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular security.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

SECTOR DIVERSIFICATION. The percentages of a fund's securities that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

PERFORMANCE SUMMARY

CONVERTIBLE SECURITIES FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: JUNE 17, 1986-NOVEMBER 30, 1998
---------------------------------------------------------
            CONVERTIBLE SECURITIES FUND          FIRST
                                                 BOSTON*
FISCAL    CAPITAL     INCOME        TOTAL        TOTAL
YEAR      RETURN      RETURN        RETURN       RETURN
---------------------------------------------------------
1986        -2.0%       1.8%         -0.2%        1.6%
1987       -19.0        4.2         -14.8        -5.4
1988        11.4        7.4          18.8        16.5
1989        10.7        7.0          17.7        16.3
1990       -16.3        5.4         -10.9        -8.7
1991        21.7        7.5          29.2        24.6
1992        19.9        6.1          26.0        21.7
1993         9.5        4.4          13.9        19.2
1994        -8.5        4.1          -4.4        -3.9
1995        11.9        5.2          17.1        24.0
1996         9.9        5.0          14.9        15.3
1997        10.6        4.2          14.8        15.4
1998        -6.4        4.2          -2.2         1.4
---------------------------------------------------------

*CS First Boston Convertible Securities Index.
See Financial Highlights table on page 19 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: NOVEMBER 30, 1988-NOVEMBER 30, 1998#
------------------------------------------------------------------------------
                    Convertible            Average           CS First Boston
                    Securities           Convertible          Convertibles
                       Fund            Securities Fund            Index
------------------------------------------------------------------------------
1988 11                10000                10000                 10000
1989 02                10536                10516                 10689
1989 05                11485                11132                 11419
1989 08                12184                11700                 11918
1989 11                11770                11402                 11627
1990 02                11452                11146                 11325
1990 05                12201                11637                 11788
1990 08                10990                10891                 10997
1990 11                10482                10336                 10618
1991 02                12012                11628                 12004
1991 05                13133                12539                 12791
1991 08                13549                12992                 13388
1991 11                13547                12938                 13230
1992 02                15548                14222                 14770
1992 05                15465                14439                 15099
1992 08                15656                14615                 15307
1992 11                17070                15331                 16103
1993 02                17378                15873                 17032
1993 05                18294                16910                 17971
1993 08                18804                17719                 18831
1993 11                19438                17805                 19199
1994 02                19831                18239                 19756
1994 05                18580                17616                 18646
1994 08                19254                18189                 19329
1994 11                18592                17408                 18455
1995 02                18848                17756                 19178
1995 05                19858                19107                 20725
1995 08                21376                20293                 22476
1995 11                21772                20752                 22880
1996 02                22288                21677                 24146
1996 05                23847                22873                 25472
1996 08                23567                22597                 24788
1996 11                25011                24048                 26391
1997 02                25599                24644                 26883
1997 05                26359                25874                 27823
1997 08                28390                27767                 30223
1997 11                28715                27984                 30452
1998 02                30719                29408                 31981
1998 05                30983                30288                 32468
1998 08                26002                26390                 27980
1998 11                28093                28519                 30865

                                                 AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED NOVEMBER 30, 1998
                                               ---------------------------------      FINAL VALUE OF A
                                               1 YEAR       5 YEARS     10 YEARS     $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------------
     Convertible Securities Fund                 -2.16%       7.64%        10.88%         $28,093
     Average Convertible Securities Fund          1.91        9.88         11.05           28,519
     CS First Boston Convertibles Index           1.36        9.96         11.93           30,865
-------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998*
-------------------------------------------------------------------------------------------------------------------------
                                                                                                     10 YEARS
                                                 INCEPTION                                -------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
-------------------------------------------------------------------------------------------------------------------------
Convertible Securities Fund                      6/17/1986      -11.52%      6.58%          4.85%       5.25%      10.10%
-------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FINANCIAL STATEMENTS

NOVEMBER 30, 1998

                                                                         [PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

       At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

----------------------------------------------------------------
                                               FACE      MARKET
                                             AMOUNT      VALUE*
CONVERTIBLE SECURITIES FUND                   (000)       (000)
----------------------------------------------------------------
CONVERTIBLE BONDS (73.3%)
----------------------------------------------------------------
AUTO & TRANSPORTATION (6.1%)
    Magna International Inc.
      4.875%, 2/15/2005                     $ 3,255    $  3,475
    MascoTech Inc.
      4.50%, 12/15/2003                       2,635       2,141
    Offshore Logistics Inc.
      6.00%, 12/15/2003                       1,125         979
    Tower Automotive Inc.
      5.00%, 8/1/2004                         3,625       3,896
                                                     -----------
                                                         10,491
                                                     -----------
CONSUMER DISCRETIONARY (16.2%)
    Brightpoint, Inc.
      0.00%, 3/11/2018                        4,630       1,719
    CKE Restaurants Inc.
      4.25%, 3/15/2004                        3,320       2,693
    Clear Channel Communications, Inc.
      2.625%, 4/1/2003                        1,200       1,200
    Costco Cos., Inc.
      0.00%, 8/19/2017                        1,585       1,205
    Equity Corp. International
      4.50%, 12/31/2004                       2,195       2,579
    Inacom Corp.
      4.50%, 11/1/2004                          945         839
    Interim Services Inc.
      4.50%, 6/1/2005                         1,225       1,086
    The Interpublic Group of Cos., Inc.
      1.80%, 9/16/2004                        1,665       1,717
    Jacor Communications, Inc.
      0.00%, 2/9/2018                        11,275       5,074
    Office Depot Inc.
      0.00%, 12/11/2007                       2,775       2,660
      0.00%, 11/1/2008                        2,590       2,056
    Premiere Technologies, Inc.
      5.75%, 7/1/2004                           815         400
    Scandinavian Broadcasting
      7.00%, 12/1/2004                        1,485       1,485
    Tele-Communications International
      4.50%, 2/15/2006                        1,890       1,890
    World Color Press, Inc.
      6.00%, 10/1/2007                        1,320       1,256
                                                     -----------
                                                         27,859
                                                     -----------
CONSUMER STAPLES (1.6%)
    Rite Aid Corp.
      5.25%, 9/15/2002                        1,655       2,436
    Whole Foods Market Inc.
      0.00%, 3/2/2018                           765         262
                                                     -----------
                                                          2,698
                                                     -----------
FINANCIAL SERVICES (3.3%)
    Affiliated Computer Services
      4.00%, 3/15/2005                        1,725       1,874
    National Data Corp.
      5.00%, 11/1/2003                          750         731
(1) Security Capital U.S. Realty
      2.00%, 5/22/2003                        4,055       3,082
                                                     -----------
                                                          5,687
                                                     -----------
HEALTH CARE (13.8%)
    Assisted Living Concepts, Inc.
      6.00%, 11/1/2002                        2,540       2,105
    Athena Neurosciences Inc.
      4.75%, 11/15/2004                       1,745       2,120
    Aviron
      5.75%, 4/1/2005                         1,525       1,330
    Centocor, Inc.
      4.75%, 2/15/2005                        1,720       1,776
(1) Chiron Corp.
      1.90%, 11/17/2000                         930         899

----------------------------------------------------------------
                                               FACE      MARKET
                                             AMOUNT      VALUE*
                                              (000)       (000)
----------------------------------------------------------------
    Concentra Managed Care, Inc.
      4.50%, 3/15/2003                      $   755    $    578
    ESC Medical Systems Ltd.
      6.00%, 9/1/2002                           455         329
    Genzyme Corp.
      5.25%, 6/1/2005                         1,140       1,428
    Integrated Health Services, Inc.
      5.75%, 1/1/2001                         1,420       1,264
    NCS HealthCare, Inc.
      5.75%, 8/15/2004                        2,135       1,788
    Omnicare, Inc.
      5.00%, 12/1/2007                        3,820       3,753
    Renal Treatment Centers, Inc.
      5.625%, 7/15/2006                       1,135       1,294
(1) Roche Holdings, Inc.
      0.00%, 5/6/2012                         4,675       2,472
(1) Total Renal Care Holdings, Inc.
      7.00%, 5/15/2007                        2,470       2,550
                                                     -----------
                                                         23,686
                                                     -----------
INTEGRATED OILS (1.5%) Pennzoil Co.
      4.95%, 8/15/2008                        2,605       2,605
                                                     -----------
OTHER ENERGY (1.9%)
    Pride International, Inc.
      6.25%, 2/15/2006                        1,015         893
      0.00%, 4/24/2018                        2,735         691
    SEACOR Holdings, Inc.
      5.375%, 11/15/2006                      1,785       1,722
                                                     -----------
                                                          3,306
                                                     -----------
MATERIALS & PROCESSING (0.2%)
    Hexcel Corp.
      7.00%, 8/1/2003                           325         284
                                                     -----------
PRODUCER DURABLES (6.5%)
(1) Aspect Telecommunications Corp.
      0.00%, 8/10/2018                       13,850       3,445
(1) Thermo Fibertek Inc.
      4.50%, 7/15/2004                          285         236
    WMX Technologies Inc.
      2.00%, 1/24/2005                        4,345       4,041
    Xerox Corp.
      0.57%, 4/21/2018                        5,760       3,413
    Xerox Credit Corp.
      2.875%, 7/1/2002                          140         167
                                                     -----------
                                                         11,302
                                                     -----------
TECHNOLOGY (17.6%)
    Amkor Technology, Inc.
      5.75%, 5/1/2003                         2,360       1,699
    Analog Devices, Inc.
      3.50%, 12/1/2000                        1,792       2,007
(1) Atmel Corp.
      0.00%, 4/15/2018                        5,925       1,622
    BEA Systems Inc.
      4.00%, 6/15/2005                        2,640       1,779
    Comverse Tech, Inc.
      4.50%, 7/1/2005                         4,725       5,174
    Data General Corp.
      6.00%, 5/15/2004                        1,890       1,829
    Gilat Satellite Networks Ltd.
      6.50%, 6/3/2004                         2,005       2,627
    Level One Communications, Inc.
      4.00%, 9/1/2004                           630         822
    Metamor Worldwide, Inc.
      2.94%, 8/15/2004                        4,930       3,744
    Network Associates Inc.
      0.00%, 2/13/2018                       10,055       5,027
    Wind River Systems, Inc.
      5.00%, 8/1/2002                           580         668
    Xilink Inc.
      5.25%, 11/1/2002                        3,005       3,403
                                                     -----------
                                                         30,401
                                                     -----------
UTILITIES (3.2%)
    AES Corp.
      4.50%, 8/15/2005                        2,820       2,926
(1) Bell Atlantic Financial Services
      4.25%, 9/15/2005                        2,575       2,643
                                                     -----------
                                                          5,569
                                                     -----------
OTHER (1.4%)
    Triarc Cos., Inc.
      0.00%, 2/9/2018                        11,220       2,356
                                                     -----------
----------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
    (COST $127,410)                                     126,244
----------------------------------------------------------------
                                             SHARES
----------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (25.0%)
----------------------------------------------------------------
AUTO & TRANSPORTATION (4.3%)
    Coltec Capital Trust 5.25% Cvt. Pfd.     36,800       1,628
    Fleetwood Capital Trust 6.00% Cvt. Pfd.  35,000       1,610
-   Union Pacific Capital Trust 6.25%
      Cvt. Pfd.                              88,000       4,202
                                                     -----------
                                                          7,440
                                                     -----------
CONSUMER DISCRETIONARY (2.8%)
    Kmart Financing 7.75% Cvt. Pfd.          59,000       3,463
    Metromedia International
      Group, Inc. 7.25% Cvt. Pfd.            38,100         962
    Tribune Co. 6.25% Cvt. Pfd.              14,800         413
                                                     -----------
                                                          4,838
                                                     -----------
CONSUMER STAPLES (2.1%)
    Suiza Capital Trust II 5.50% Cvt. Pfd.   86,700       3,576
                                                     -----------
FINANCIAL SERVICES (3.8%)
    CNB Capital Trust 6.00% Cvt. Pfd.        80,700       2,141
    Conseco Finance Trust 7.00% Cvt. Pfd.    61,600       2,553
    Crescent Real Estate, Inc. REIT
      6.75% Cvt. Pfd.                        57,100       1,006
    Innkeepers USA Trust 8.625%
      Cvt. Pfd.                              38,200         764
                                                     -----------
                                                          6,464
                                                     -----------

----------------------------------------------------------------
                                                         MARKET
                                                         VALUE*
CONVERTIBLE SECURITIES FUND                  SHARES       (000)
----------------------------------------------------------------
MATERIALS & PROCESSING (2.4%)
-   Monsanto Co. 6.50% Cvt. Pfd.             44,500    $  2,014
    Sealed Air Corp. $2.00 Cvt. Pfd.         43,800       2,064
                                                     -----------
                                                          4,078
                                                     -----------
PRODUCER DURABLES (0.8%)
    Kaufman & Broad Home Corp.
      8.25% Cvt. Pfd.                       169,200       1,459
                                                     -----------
TECHNOLOGY (4.3%)
    Cellnet Data Systems 7.00%
      Cvt. Pfd.                              50,700         754
(1) Lernout & Hauspie Speech
      Products NV 4.75% Cvt. Pfd.            54,200       1,985
    Loral Space & Communications
      Ltd. 6.00% Cvt. Pfd.                   47,000       2,603
    Unisys Corp. $3.75 Cvt. Pfd.             38,500       2,031
                                                     -----------
                                                          7,373
                                                     -----------
UTILITIES (4.3%)
    IXC Communications, Inc.
      6.75% Cvt. Pfd.                        36,700       1,089
    Intermedia Communications, Inc.
      7.00% Cvt. Pfd.                        58,100       1,154
-   KN Energy Inc.
      8.25% Cvt. Pfd.                        46,900       2,028
    Winstar Communications, Inc.
      7.00% Cvt. Pfd.                        84,300       3,203
                                                     -----------
                                                          7,474
                                                     -----------
OTHER (0.2%)
    Coltec Capital Trust 5.25% Cvt. Pfd.      5,900         261
                                                     -----------
----------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
    (COST $47,760)                                       42,963
----------------------------------------------------------------
COMMON STOCK
----------------------------------------------------------------
    Intermedia Communications Inc.
      (COST $24)                              1,073          18
----------------------------------------------------------------
                                               FACE
                                             AMOUNT
                                              (000)
----------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.9%)
----------------------------------------------------------------
REPURCHASE AGREEMENTS
    Collateralized by U.S. Government
      Obligations in a Pooled
      Cash Account
      5.27%, 12/1/1998                      $   245         245
      5.29%, 12/1/1998--Note F                6,479       6,479
----------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (COST $6,724)                                         6,724
----------------------------------------------------------------
TOTAL INVESTMENTS (102.2%)
    (COST $181,918)                                     175,949
----------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.2%)
----------------------------------------------------------------
Other Assets--Note C                                      4,421
Security Lending Collateral
    Payable to Brokers--Note F                           (6,479)
Other Liabilities                                        (1,761)
                                                     -----------
                                                         (3,819)
----------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------
Applicable to 15,509,304 outstanding $.001
    par value shares of beneficial interest
    (unlimited authorization)                          $172,130
================================================================

NET ASSET VALUE PER SHARE                                $11.10
================================================================
   *See Note A in Notes to Financial Statements.
   -Non-Income-Producing Security. New issue that has not paid a dividend as of November 30, 1998.
 (1)Security exempt from registration under Rule 144A of the
    Securities Act of 1933. These securities may be sold in
    transactions exempt from registration, normally to
    qualified institutional buyers. At November 30, 1998, the
    aggregate value of these securities was $18,934,000,
    representing 11.0% of net assets.
REIT--Real Estate Investment Trust.

----------------------------------------------------------------
 AT NOVEMBER 30, 1998, NET ASSETS CONSISTED OF:
----------------------------------------------------------------
                                             AMOUNT         PER
                                              (000)       SHARE
----------------------------------------------------------------
 Paid in Capital                           $177,397      $11.44
 Undistributed Net
    Investment Income                         2,109         .14
 Accumulated Net
    Realized Losses--Note D                  (1,407)       (.09)
 Unrealized Depreciation--
    Note E                                   (5,969)       (.39)
----------------------------------------------------------------
 NET ASSETS                                $172,130      $11.10
================================================================

STATEMENTS OF OPERATION

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

----------------------------------------------------------------------------------------------
                                                                  CONVERTIBLE SECURITIES FUND
                                                                 YEAR ENDED NOVEMBER 30, 1998
                                                                                        (000)
----------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                                                        $  2,763
    Interest                                                                            6,678
    Security Lending                                                                       64
                                                                                    ----------
        Total Income                                                                    9,505
                                                                                    ----------
EXPENSES
    Investment Advisory Fees--Note B
        Basic Fee                                                                         770
        Performance Adjustment                                                             (3)
    The Vanguard Group--Note C
        Management and Administrative                                                     484
        Marketing and Distribution                                                         45
    Taxes (other than income taxes)                                                         9
    Custodian Fees                                                                         21
    Auditing Fees                                                                           8
    Shareholders' Reports                                                                  24
    Annual Meeting and Proxy Costs                                                          1
                                                                                    ----------
        Total Expenses                                                                  1,359
----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                   8,146
----------------------------------------------------------------------------------------------
REALIZED NET LOSS ON INVESTMENT SECURITIES SOLD                                        (1,376)
----------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES             (10,995)
----------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $ (4,225)
==============================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

---------------------------------------------------------------------------------------------------------
                                                                            CONVERTIBLE SECURITIES FUND
                                                                              YEAR ENDED NOVEMBER 30,
                                                                          -------------------------------
                                                                               1998                 1997
                                                                              (000)                (000)
---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net Investment Income                                                      $  8,146             $  7,520
    Realized Net Gain (Loss)                                                 (1,376)              16,197
    Change in Unrealized Appreciation (Depreciation)                        (10,995)                 169
                                                                          -------------------------------
        Net Increase (Decrease) in Net Assets Resulting from Operations      (4,225)              23,886
                                                                          -------------------------------
DISTRIBUTIONS
    Net Investment Income                                                    (8,273)              (6,451)
    Realized Capital Gain                                                   (16,111)             (16,736)
                                                                          -------------------------------
        Total Distributions                                                 (24,384)            (23,187)
                                                                          -------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                   40,843               43,991
    Issued in Lieu of Cash Distributions                                     21,712               20,712
    Redeemed                                                                (50,920)             (46,022)
                                                                          -------------------------------
        Net Increase from Capital Share Transactions                         11,635               18,681
---------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                               (16,974)              19,380
---------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                                       189,104              169,724
                                                                          -------------------------------
    End of Year                                                            $172,130             $189,104
=========================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                    3,441                3,549
    Issued in Lieu of Cash Distributions                                      1,873                1,761
    Redeemed                                                                 (4,337)              (3,766)
                                                                          -------------------------------
        Net Increase in Shares Outstanding                                      977                1,544
=========================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

--------------------------------------------------------------------------------------------------------------------------
                                                                              CONVERTIBLE SECURITIES FUND
                                                                                YEAR ENDED NOVEMBER 30,
                                                             -------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1998         1997         1996         1995         1994
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $13.01       $13.07       $12.03       $10.94       $12.89
                                                             -------------------------------------------------------------
INVESTMENT OPERATIONS

    Net Investment Income                                        .52          .53          .43          .52          .53
    Net Realized and Unrealized Gain (Loss) on Investments      (.77)        1.17         1.29         1.26        (1.04)
                                                             -------------------------------------------------------------
        Total from Investment Operations                        (.25)        1.70         1.72         1.78         (.51)
                                                             -------------------------------------------------------------
DISTRIBUTIONS

    Dividends from Net Investment Income                        (.54)        (.47)        (.54)        (.51)        (.53)
    Distributions from Realized Capital Gains                  (1.12)       (1.29)        (.14)        (.18)        (.91)
                                                             -------------------------------------------------------------
        Total Distributions                                    (1.66)       (1.76)        (.68)        (.69)       (1.44)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $11.10       $13.01       $13.07       $12.03       $10.94
==========================================================================================================================

TOTAL RETURN                                                  -2.16%       14.81%       14.88%       17.10%       -4.35%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA

    Net Assets, End of Year (Millions)                          $172         $189         $170         $172         $175
    Ratio of Total Expenses to Average Net Assets              0.73%        0.67%        0.69%        0.75%        0.73%
    Ratio of Net Investment Income to Average Net Assets       4.36%        4.29%        3.43%        4.63%        4.68%
    Portfolio Turnover Rate                                     186%         182%          97%          46%          52%
==========================================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard Convertible Securities Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

   1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

   2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

   3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

   4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

   5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities.

B. Oaktree Capital Management LLC provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Credit Suisse First Boston Convertible Securities Index. For the year ended November 30, 1998, the advisory fee represented an effective annual rate of 0.41% of the fund's average net assets before a decrease of $3,000 based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has commited to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 1998, the fund had contributed capital of $28,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.1% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. During the year ended November 30, 1998, the fund purchased $335,412,000 of investment securities and sold $337,700,000 of investment securities, other than temporary cash investments. At November 30, 1998, the fund had available a capital loss carryforward of $1,465,000 to offset future net capital gains through November 30, 2006.

E. At November 30, 1998, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $5,969,000, consisting of unrealized gains of $9,030,000 on securities that had risen in value since their purchase and $14,999,000 in unrealized losses on securities that had fallen in value since their purchase.

F. The market value of securities on loan to broker/dealers at November 30, 1998, was $6,191,000, for which the fund held cash collateral of $6,479,000. Cash collateral received is invested in repurchase agreements.

REPORT OF INDEPENDENT
ACCOUNTANTS

                                                                         [PHOTO]

To the Shareholders and
Trustees of Vanguard Convertible Securities Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Convertible Securities Fund (the "Fund") at November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

January 6, 1999

SPECIAL 1998 TAX INFORMATION (UNAUDITED) FOR VANGUARD CONVERTIBLE SECURITIES
FUND

This information for the fiscal year ended November 30, 1998, is included pursuant to provisions of the Internal Revenue Code.

   The fund distributed $974,000 as capital gain dividends (from net long-term capital gains) to shareholders in December 1997. Of the $974,000 capital gains dividends, the funds designates $512,000 as a 20% rate gain distribution.

   For corporate shareholders, 27.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

                             TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
     "500" are trademarks of the McGraw-Hill Companies, Inc. Frank Russell
       Company is the owner of trademarks and copyrights relating to the
            Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                       trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                   [GRAPHIC]

                              The Vanguard Group is
                             named for HMS Vanguard,
                        Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                          John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                  description, it was absolutely irresistible."

                                   [GRAPHIC]

                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           first balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.

                                   [GRAPHIC]

                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                       70 years ago, on December 28, 1928.
                            The fund was named after
                             the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                           Battle of Waterloo in 1815.


[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q820-01/25/1999

(C) 1999 Vanguard Marketing Corporation, Distributor.
All rights reserved.